Goodwill and Intangibles	12 Months Ended
Dec. 31, 2012
Goodwill and Intangibles
(8)	Goodwill and Intangibles

The Company tests its goodwill for impairment annually as of December 31 each year unless indicators, events, or circumstances would require an immediate review. Goodwill is tested in accordance with ASU 2011-08, which allows a company the option to assess qualitative factors to determine whether it is necessary to perform a two-step quantitative goodwill impairment test. Under ASU 2011-08, a company is not required to calculate the fair value of its reporting unit unless the company determines, based on that qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. There was no impairment of the Company’s goodwill as a result of impairment tests as of December 31, 2012, 2011 or 2010.

The Company tests its indefinite lived intangible assets annually for impairment as of December 31 using ASU 2012-02, “Intangibles—Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment,” or ASU 2012-02. ASU 2012-02 allows a company the option to assess qualitative factors to determine whether it is necessary to perform a quantitative impairment test. Under ASU 2012-02, a company is not required to calculate the fair value of a given indefinite-lived intangible asset unless the company determines, based on that qualitative assessment, that it is more likely than not that the fair value of the indefinite-lived intangible asset is less than its carrying amount. There was no impairment of the Company’s IPR&D asset as a result of impairment tests as of December 31, 2012, 2011 or 2010.